UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2014

BROOKS AUTOMATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25434	04-3040660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (978) 262-2400

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
On May 30, 2014, Brooks Automation, Inc. (“Brooks”) completed its previously announced sale of the certain assets and assumed liabilities exclusively related to its Granville-Phillips instrumentation business (the “Business”) to MKS Instruments, Inc. (the “Buyer”). Pursuant to the terms and conditions of the Asset Purchase Agreement, dated March 17, 2014, as amended, (the “Agreement”), Buyer agreed to a total purchase price of $87,000,000 in cash with $50,000 of the purchase price to be paid following the closing if certain transition service requirements are satisfied. Cash proceeds of $86,950,000 were received on May 30, 2014. In connection with this sale, Brooks recognized an after-tax gain of approximately $26,700,000.

The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The operations of the Granville-Phillips instrumentation business and related assets and liabilities are included in discontinued operations in the accompanying unaudited pro forma condensed consolidated financial statements.

Item 9.01 Financial Statements and Exhibits
(b) Pro Forma Financial Statements
The unaudited pro forma consolidated balance sheet of Brooks as of March 31, 2014 and unaudited pro forma consolidated statement of operations of Brooks for the years ended September 30, 2013, 2012 and 2011 are attached as Exhibit 99.1 to this Current Report on Form 8-K. The unaudited consolidated statement of operations of Brooks for the six months ended March 31, 2014 reflecting the Business as discontinued operations was filed by Brooks on May 8, 2014 on Form 10-Q.

(d) Exhibits

10.1	Asset Purchase Agreement dated March 17, 2014 by and between Brooks Automation, Inc. and MKS Instruments, Inc., as amended

99.1	Unaudited pro forma consolidated balance sheet of Brooks as of March 31, 2014 and unaudited pro forma consolidated statement of operations of Brooks for the years ended September, 2013, 2012 and 2011.

99.2	Press Release, dated April 30, 2014, issued by Brooks Automation, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKS AUTOMATION, INC.

/s/ Jason W. Joseph
Date: May 30, 2014	Jason W. Joseph Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION OF EXHIBITS
10.1	Asset Purchase Agreement dated March 17, 2014 by and between Brooks Automation, Inc. and MKS Instruments, Inc., as amended
99.1	Unaudited pro forma consolidated balance sheet of Brooks as of March 31, 2014 and unaudited pro forma consolidated statement of operations of Brooks for the years ended September, 2013, 2012 and 2011.
99.2	Press Release, dated April 30, 2014, issued by Brooks Automation, Inc.